 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014 (May 29, 2014)

GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA (Address of Principal Executive Offices)	30319 (Zip Code)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Beginning on May 29, 2014, Gray Television, Inc. (including its consolidated entities, “Gray” or the “Company”) intends to meet with and make presentations to prospective lenders in connection with a proposed senior credit facility refinancing, the proceeds of which are intended to be used to refinance the Company’s outstanding indebtedness under its existing senior credit facility and to complete the Company’s pending material acquisitions, including of certain television stations owned by Hoak Media, LLC (including its consolidated entities, “Hoak”). These presentations are expected to include certain strategic business and financial information relating to the Company’s historical and expected results of operations and financial condition (after giving effect to various completed and pending acquisitions).

A copy of the slides to be used in connection with such meetings and presentations is furnished as Exhibit 99.1 hereto and incorporated herein by this reference.

As previously disclosed, due to regulatory requirements Hoak’s 5 television stations in the Panama City and Grand Junction markets will be simultaneously divested to Nexstar Broadcasting, Inc. (“Nexstar”) and Mission Broadcasting, Inc. (Mission”).

The Company is also furnishing herewith the following historical consolidated financial statements of Hoak (which consolidated financial statements include financial information and results of operations of the stations that will be sold to Nexstar or Mission and will not be retained by Gray):

•     Hoak Media, LLC unaudited consolidated statements of operations for the three months ended March 31, 2014 and 2013, unaudited consolidated balance sheets as of March 31, 2014 and December 31, 2013, and unaudited statements of cash flows for the three months ended March 31, 2014 and 2013;

•     Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2013 and 2012, and for the years then ended; and

•     Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2012 and 2011, and for the years then ended.

The foregoing consolidated financial statements of Hoak are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by this reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)                                Exhibits.

Number	Exhibit
99.1	Prospective lender meeting slides

99.2

Hoak Media, LLC unaudited consolidated statements of operations for the three months ended March 31, 2014 and 2013, unaudited consolidated balance sheets as of March 31, 2014 and December 31, 2013, and unaudited consolidated statements of cash flows for the three months ended March 31, 2014 and 2013

99.3	Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2013 and 2012, and for the years then ended

99.4	Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2012 and 2011, and for the years then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: May 29, 2014	By:	/s/ James C. Ryan
Name: James C. Ryan Title: Chief Financial Officer and Senior Vice President

exhibit list

Number	Exhibit
99.1	Prospective lender meeting slides

99.2

Hoak Media, LLC unaudited consolidated statements of operations for the three months ended March 31, 2014 and 2013, unaudited consolidated balance sheets as of March 31, 2014 and December 31, 2013, and unaudited consolidated statements of cash flows for the three months ended March 31, 2014 and 2013

99.3	Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2013 and 2012, and for the years then ended

99.4	Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2012 and 2011, and for the years then ended